Exhibit 99.1


             Epiq Systems, Inc. Announces First Quarter 2006 Results
                        with 50% Operating Revenue Growth


     KANSAS CITY, Kan.--(BUSINESS WIRE)--April 26, 2006--EPIQ Systems, Inc. (NASDAQ: EPIQ) today announced results of operations for the first quarter of 2006 with operating revenue (total revenue less reimbursed expenses) of $39.0 million, a 50% increase compared to $26.0 million for the year ago quarter.
     First quarter 2006 net income was $2.0 million or $0.10 per share compared to $3.3 million or $0.17 per share for the year ago quarter. Non-GAAP net income for the first quarter of 2006 was $4.4 million or $0.20 per share compared to $4.1 million or $0.21 per share for the year ago quarter. Non-GAAP net income adjusts net income for amortization of acquisition related intangibles, share based compensation, acquisition-related expenses, capitalized loan fee amortization, and embedded option mark-to-market expense/convertible debt accretion, all net after tax. A reconciliation statement is attached.
     EPIQ Systems' management primarily analyzes financial results adjusted for certain items that are non-operational and not necessarily ongoing in nature, as well as cash flow generated from operations. Management evaluates the following key metrics: (i) Non-GAAP Adjusted EBITDA (earnings before interest/ financing, taxes, depreciation, amortization, share based compensation, and acquisition related expenses) and (ii) net cash provided by operating activities.
     Non-GAAP Adjusted EBITDA was $12.4 million for the first quarter of 2006, a 27% increase compared to $9.7 million for the year ago quarter. A reconciliation statement is attached.
     Net cash provided by operating activities was $5.7 million for the first quarter of 2006 compared to $1.7 million for the year ago quarter. A condensed consolidated cash flow statement is attached.
     Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and COO of EPIQ Systems stated, "We are very pleased with the first quarter operating results of the company and the integration of nMatrix, our electronic discovery business. By combining our capabilities in electronic discovery, claims administration, controlled disbursement and legal notification, EPIQ Systems today is a leading national provider of integrated technologies for the legal market. nMatrix has strong momentum and is well positioned in the high growth electronic data discovery market, which is projected to grow to $2.0 billion in revenue in 2007."

     Recent key events include:

     -- EPIQ Systems released TCMS(R) 11.0, the latest version of its Chapter 7 case management software, and DocuMatrix(TM) 11.0, the latest version of its electronic discovery and document review platform. Both releases further establish the Company's technology leadership in the legal market.

     -- A record 2.08 million bankruptcies were filed in the U.S. Court's annual period ended December 31, 2005; up 30% from the 1.60 million level reached in 2004.

     -- The Federal Reserve reported that both corporate debt and consumer credit increased compared to the prior year, approaching $5.5 trillion and $2.2 trillion, respectively, as of December 31, 2005.

     -- Since June 2003, the Federal Open Market Committee has raised the federal funds rate 15 times from its low of 1.0% to the current 4.75%.

     -- The electronic data discovery market has a 2-year projected 55% CAGR, with 2005 revenue of $0.8 billion projected to reach $2.0 billion in 2007, according to an independent source.

     Conference Call

     The Company will host a conference call today at 3:30 p.m. central time to discuss these results. The Internet broadcast of the call with corresponding slides can be accessed at www.epiqsystems.com. To listen by phone, call 877-694-4769 before 3:30 p.m. central time. The archive of the Internet broadcast will be available on the company's website until the next earnings update. A recording of the call will be available through May 31, 2006 beginning approximately two hours after the call ends. To access the replay, call 877-519-4471 and enter pin #7304385.

     Company Description

     EPIQ Systems is a national leader in the market for fiduciary management and claims administration systems and provides an advanced offering of integrated technology-based products and services. Our solutions enable clients to optimize the administration of complex legal proceedings, including electronic litigation discovery, bankruptcy administration, class action administration, mass tort and other similar legal proceedings. EPIQ Systems' clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise, and a high service capacity. We provide clients an integrated offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

     Forward-looking and Cautionary Statements

     This press release and the referenced conference call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of our operations and financial condition. These forward-looking statements are based on our current expectations and may be identified by terms such as "believe," "expect," "anticipate," "should," "planned," "may," "goal," "objective" and "potential." Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. These factors include
(1) any material changes in our total number of client engagements and the volume associated with each engagement, (2) any material changes in our Chapter 7 deposit portfolio, the services required or selected by our electronic discovery, Chapter 11, Chapter 13, class action or mass tort engagements, or the number of cases processed by our Chapter 13 bankruptcy trustee clients, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on our marketing and pricing arrangements with Bank of America and other depository banks, (5) the impact of recently enacted tort reform and bankruptcy reform legislation on the volume and timing of disposition of client engagements, (6) risks associated with the integration of acquisitions, particularly nMatrix, into our existing business operations, (7) risks associated with our indebtedness, and (8) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.

     (Tables follow)


                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands, except per share data)
                                   (Unaudited)


                                                   Three months ended
                                                        March 31,
                                                  --------------------
                                                       2006      2005
                                                  --------------------
REVENUE:
 Case management                                    $26,024   $19,885
 Document management                                 12,975     6,081
                                                  --------------------
   Operating revenue                                 38,999    25,966
 Reimbursed expenses                                  5,657     5,495
                                                  --------------------
   Total Revenue                                     44,656    31,461
                                                  --------------------

COSTS AND EXPENSES:
 Direct costs                                        21,131    13,736
 General and administrative                          11,699     7,992
 Depreciation and software amortization               2,297     1,774
 Amortization of identifiable intangible assets       2,767     1,623
                                                  --------------------
   Total Operating Expenses                          37,894    25,125
                                                  --------------------

INCOME FROM OPERATIONS                                6,762     6,336
                                                  --------------------

EXPENSES RELATED TO FINANCING:
 Interest income                                        (46)      (39)
 Interest expense                                     3,310       801
                                                  --------------------
Net Expenses Related to Financing                     3,264       762
                                                  --------------------

INCOME BEFORE INCOME TAXES                            3,498     5,574

PROVISION FOR INCOME TAXES                            1,468     2,324
                                                  --------------------

NET INCOME                                           $2,030    $3,250
                                                  ====================

NET INCOME PER SHARE INFORMATION:
   Net income per share - Diluted                     $0.10     $0.17
                                                  ====================

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING - DILUTED                                23,325    21,112
                                                  ====================




                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)


                                               March 31,  December 31,
                                                 2006         2005
                                            --------------------------
                   ASSETS
ASSETS:
 Cash and cash equivalents                        $6,827      $13,563
 Trade receivables, net                           35,765       33,504
 Property and equipment, net                      24,295       23,751
 Goodwill                                        249,729      249,427
 Other intangibles, net                           50,302       53,399
 Other                                            20,284       21,226
                                            --------------------------

Total Assets                                    $387,202     $394,870
                                            ==========================


    LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 Accounts payable                                 $7,684       $7,954
 Indebtedness                                    164,141      173,548
 Other liabilities                                34,644       36,827
STOCKHOLDERS' EQUITY                             180,733      176,541
                                            --------------------------

Total Liabilities and Stockholders' Equity      $387,202     $394,870
                                            ==========================




                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)


                                                   Three months ended
                                                        March 31,
                                                  --------------------
                                                       2006      2005
                                                  --------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                          $2,030    $3,250
 Non-cash adjustments to net income:
   Depreciation and amortization                      5,064     3,397
   Other, net                                           905       470
 Changes in operating assets and liabilities, net    (2,343)   (5,410)
                                                  --------------------
     Net cash provided by operating activities        5,656     1,707
                                                  --------------------

CASH FLOWS FROM INVESTING ACTIVITIES
 Cash paid for business combinations, net              (150)        -
 Other                                               (3,922)   (4,458)
                                                  --------------------
     Net cash used in investing activities           (4,072)   (4,458)
                                                  --------------------

CASH FLOWS FROM FINANCING ACTIVITIES
 Net payments on indebtedness                        (9,712)   (2,118)
 Other                                                1,392        46
                                                  --------------------
     Net cash used in financing activities           (8,320)   (2,072)
                                                  --------------------

NET DECREASE IN CASH                                $(6,736)  $(4,823)
                                                  ====================




                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                         RECONCILIATION OF NET INCOME TO
                               NON-GAAP NET INCOME
                                 (In thousands)
                                   (Unaudited)


                                                  Three months ended
                                              ------------------------
                                                 March 31,   March 31,
                                                   2006        2005
                                              ------------------------

NET INCOME                                         $2,030      $3,250

Plus (net of tax):
  Amortization of acquisition intangibles           1,674         946
  Share based compensation                            350           -
  Acquisition related expense                           -           -
  Loan fee amortization                               221         166
  Non-cash embedded option charges                    164        (221)
                                              ------------------------
                                                    2,409         891
                                              ------------------------

NON-GAAP NET INCOME                                $4,439      $4,141
                                              ========================




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                       RECONCILIATION OF EPS TO
                             NON-GAAP EPS
                              (Unaudited)


                                                 Three months ended
                                              ------------------------
                                                 March 31,   March 31,
                                                   2006        2005
                                              ------------------------

EPS (on a diluted basis)                            $0.10       $0.17

Plus (net of tax):
  Amortization of acquisition intangibles            0.07        0.04
  Share based compensation                           0.01           -
  Acquisition related expense                           -           -
  Loan fee amortization                              0.01        0.01
  Non-cash embedded option charges                   0.01       (0.01)
                                              ------------------------
                                                     0.10        0.04
                                              ------------------------


NON-GAAP EPS (on a diluted basis)                   $0.20       $0.21
                                              ========================




                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                         RECONCILIATION OF NET INCOME TO
                            NON-GAAP ADJUSTED EBITDA
                                 (In thousands)
                                   (Unaudited)


                                                 Three months ended
                                              ------------------------
                                                 March 31,   March 31,
                                                   2006        2005
                                              ------------------------

NET INCOME                                         $2,030      $3,250

  Acquisition related expense                           -           -
  Depreciation and amortization                     5,064       3,397
  Share based compensation                            530           -
  Expenses related to financing                     3,264         762
  Provision for income taxes                        1,468       2,324
                                              ------------------------
                                                   10,326       6,483
                                              ------------------------

NON-GAAP ADJUSTED EBITDA                          $12,356      $9,733
                                              ========================




                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                                 EPS CALCULATION
                      (In thousands, except per share data)
                                   (Unaudited)


                                                 Three months ended
                                              ------------------------
                                                 March 31,   March 31,
                                                   2006        2005
                                              ------------------------

NET INCOME                                         $2,030      $3,250
  Interest expense adjustment for
   convertible debt                                   298         288
                                              ------------------------

ADJUSTED FOR DILUTED CALCULATION                   $2,328      $3,538
                                              ========================

DILUTED WEIGHTED AVERAGE SHARES                    19,284      17,887
  Adjustment to reflect stock options               1,184         368
  Adjustment to reflect convertible
   debt shares                                      2,857       2,857
                                              ------------------------

ADJUSTED FOR DILUTED CALCULATION                   23,325      21,112
                                              ========================

INCOME PER SHARE - DILUTED                          $0.10       $0.17
                                              ========================



    CONTACT: EPIQ Systems, Inc.
             Mary Ellen Berthold, 913-621-9500
             ir@epiqsystems.com